Exhibit 99.2

 First quarter 2023 EARNINGS CALL  May 4, 2023

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations  of  words,  such  as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking  statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are  forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.   Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  the impact of our overall level of indebtedness, as well as our financial covenants, on our operational and financial flexibility;  identified material weakness in our internal control over financial reporting;  seasonality of our businesses;  the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;  our ability to anticipate and adjust for new and emerging challenges presented by the ramifications of the COVID-19 pandemic on our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  our exposure to labor shortages, turnover, and labor cost increases;  the importance of key members of our account teams to our business relationships;  our ability to manage our business and continue our growth if we lose any of our key personnel;  the competitive nature of the industries in which we operate;  our dependence on large exhibition event clients;  adverse effects of show rotation on our periodic results and operating margins;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our multi-employer pension plan funding obligations;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;   our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA” and ”Income (Loss) Before Other Items”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests, and gains or losses from sales of businesses.   Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Income (Loss) Before Other Items is defined by management as net income attributable to Viad before income (loss) from discontinued operations, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters.   Income (Loss) Before Other Items is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance.   3  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 Q1’23 HIGHLIGHTS  4

 FINANCIAL PERFORMANCE

 6  strong Q1’23 RESULTS exceeded GUIDANCE  6  Revenue grew 47% or $83.4 million primarily due to strengthening demand for exhibitions and events and higher international tourism in Western Canada and Iceland  Net loss attributable to Viad improved by $8.1 million   Consolidated Adjusted EBITDA improved by $14.7 million and surpassed prior guidance due to stronger than expected revenue growth  GES Adjusted EBITDA was ~$5.7 million above the high-end of guidance range  Pursuit Adjusted EBITDA was ~$0.7 million above the high-end of guidance range  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  (in millions)  Q1’23  Q1’22  $ Change            Revenue  $  260.8  $  177.4    $  83.4     Pursuit Revenue       32.7  23.8  8.9     GES Revenue      228.1  153.6  74.6             Net Loss Attributable to Viad  $    (20.9)  $  (29.0)  $  8.1    Loss Before Other Items    (22.0)  (27.3)  5.3        Consolidated Adjusted EBITDA*  $  3.4    $  (11.3)  $  14.7     Pursuit Adjusted EBITDA*       (10.3)  (11.5)  1.2     GES Adjusted EBITDA*         16.7  2.7   14.0     Corporate Adjusted EBITDA*         (3.0)  (2.5)  (0.5)

 7  Q1’23 RESULTS Up Significantly Year-over-year  7  (in millions)  Q1’23     Q1’22     $ Change                                Revenue:                             Total Pursuit  $   32.7      $   23.8     $   8.9                                 Adjusted EBITDA*:                             Total Pursuit  $   (10.3)     $   (11.5)     $   1.2  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  Note: Amounts may not add as presented due to rounding  Revenue of $32.7 million increased 37.3% during seasonally slow first quarter due to stronger international visitation at Sky Lagoon, our year-round Canadian experiences, and our FlyOver locations  Adjusted EBITDA improved $1.2 million  Revenue of $228.1 million increased 48.5% reflecting continued improvement in live event activity  Spiro revenue grew 41.0%  Exhibitions revenue grew 51.6%  Adjusted EBITDA improved by $14 million  (in millions)  Q1’23     Q1’22     $ Change                                Revenue:                             Spiro  $   60.4      $   42.8      $   17.5      GES Exhibitions      169.5          111.8          57.7     Inter-segment Elims      (1.7)         (1.1)         (0.7)     Total GES  $   228.1      $   153.6     $   74.6  Adjusted EBITDA*:                             Spiro  $   3.7     $   0.7     $   3.0     GES Exhibitions      13.0          2.0         11.0     Total GES  $   16.7      $   2.7     $   14.0  PURSUIT  GES

 9  Pursuit delivered Record first quarter revenue  Q1’23 revenue of $32.7 million increased 37% year over year and 206% from Q1’19  $16.9 million was generated by new experiences acquired/opened from 2019 to present  As compared to Q1’19, we drove revenue growth of 48% from same-store experiences owned/open prior to 2019  Lower seasonal EBITDA loss vs. Q1’22 on improved revenue  Pursuit Revenue  (in millions)  New Experiences(1)  Same-Store(2)  (1) New Experiences that were opened or acquired after January 1, 2019, include:  Forest Park Hotel (opened August 2022)  Glacier Raft Co (acquired April 2022)  FlyOver Las Vegas (opened September 2021)  Sky Lagoon (opened May 2021)  Golden Skybridge (acquired March 2021 / opened June 2021)  Glacier Basecamp Lodge (acquired January 2020)  (2) Same-store excludes any experiences that were not owned or opened for the entirety of all years presented  Open Top Touring (opened September 2020)  FlyOver Iceland (opened August 2019)  West Glacier RV Park (opened July 2019)  Mountain Park Lodges (acquired June 2019)  Belton Chalet (acquired May 2019)  Adj. EBITDA* ($8.8) ($11.5) ($10.3)  Margin -82.3% -48.3% -31.6%

 10  Pursuit attraction PERFORMANCE – Q1  Ticket revenue grew 55% vs. Q1’22 and 302% vs. Q1’19  New year-round experiences continued to ramp during Q1  Sky Lagoon visitation grew 74% vs. Q1’22  FlyOver Iceland visitation grew 47% vs. Q1’22  FlyOver Las Vegas visitation grew 42% vs. Q1’22  Same-store visitors improved significantly y/o/y at the Banff Gondola and FlyOver Canada Vancouver on increased international visitation to Western Canada  Note: Our first quarter same-store attractions include: Banff Gondola and FlyOver Canada. New attractions during Q1 include FlyOver Las Vegas (opened September 2021), Sky Lagoon (opened May 2021), and FlyOver Iceland (opened August 2019). Same-store ETP is presented on a constant currency basis and excludes new attractions.   Ticket Revenue ($ Millions)  Q1’23  Q1’19  Q1’22  +302%

 11  Pursuit LODGING PERFORMANCE – Q1  Rooms revenue grew 10% vs. Q1’22 and 235% vs. Q1’19  RevPAR and Occupancy were both higher than 2022 and 2019, reflecting strong demand for our year-round lodges in this seasonally slower quarter  Same-store RevPAR growth was driven by stronger occupancy  Note: Same-store RevPAR is presented on a constant currency basis and excludes the following hotels that were opened or acquired after January 1, 2019: Forest Park Hotel (opened August 2022), Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019). Our first quarter same-store hotels include: Mount Royal Hotel, Elk+Avenue Hotel, and Grouse Mountain Lodge.  Rooms Revenue ($ Millions)  Q1’19  Q1’22  Q1’23  +235%

 12  Banff & Jasper  ADR +3% vs. 2022  ADR +11% vs. 2022  ADR +7% vs. 2022  Rooms Revenue* ($M, CAD)   * Rooms Revenue On The Books data represents reservations taken to date as of April 30, 2022 and 2023   Glacier Park  Rooms Revenue* ($M)  Alaska  Rooms Revenue* ($M)  2022  2023  0%  2022  2023  +4%  2022  2023  +18%  Pursuit’s lodging booking pace is strong  Banff and Jasper are accelerating with the removal of COVID restrictions and quarantine risk  Glacier and Alaska pacing is very strong  and similar to 2022, which was a record year for these geographies

 14  GES REVENUE reflects continued recovery  GES Revenue  (in millions)  Q1’23 revenue increased ~$75 million year-over-year  Live event activity continues to strengthen  Show rotation(2) benefited revenue by ~$8 million vs. Q1’22 and ~$5 million vs. Q1’19  Adjusted EBITDA and margins improved vs. Q1’19 on lower revenue reflecting cost structure improvements  Major Non-Annual Shows(2)  All Other  (1) ON Services, GES’ non-core AV business, was sold on December 15, 2022.  (2) Show rotation refers to GES’ major non-annual shows.   ON Services(1)  Adj. EBITDA $10.9 $2.7 $16.7  Margin 4.2% 1.8% 7.3%

 15  SPIRO GROWS TOP LINE AT STRONG MARGIN  Spiro Revenue  (in millions)  Spiro revenue of $60.4 million increased $17.5 million year-over-year  Continuing to win new logos and cultivate existing clients from expanding capabilities   Clients’ marketing spending approaching 2019 levels  Won 7 new clients YTD  Spiro Adjusted EBITDA of $3.7 million increased $3.0 million year-over-year  All Other  ON Services(1)  (1) ON Services, GES’ non-core AV business, was sold on December 15, 2022.  (2) Show rotation refers to GES’ major non-annual shows.   Adj. EBITDA $1.9 $0.7 $3.7  Margin 2.9% 1.7% 6.2%  Major Non-Annual Shows(2)

 16  GES EXHIBITIONS improves PROFITABILITY  GES Exhibitions revenue of $169.5 million increased $57.7 million year-over-year  Shows returned to normal schedules following COVID postponements in Q1’22  Same-show revenue increased 26.4% from Q1’22 and reached 91% of 2019 levels for US Exhibitions  GES Exhibitions Adjusted EBITDA of $13.0 million increased $11.0 million year-over-year  Great execution with lower cost structure  Versus 2019, Adjusted EBITDA grew by $4 million on lower revenue  GES Exhibitions Revenue  (in millions)  All Other  ON Services(1)  (1) ON Services, GES’ non-core AV business, was sold on December 15, 2022.  (2) Show rotation refers to GES’ major non-annual shows.   Adj. EBITDA $9.0 $2.0 $13.0  Margin 4.6% 1.8% 7.7%  Major Non-Annual Shows(2)

 17  EXHIBITIONS’ INDUSTRY HAS SUBSTANTIALLYRECOVERED WITH ROOM FOR MORE GROWTH  17  In Q1, GES Exhibitions’ same show revenue was over 90% of 2019 levels  Show sizes on average were still ~20% below pre-pandemic levels  Substantial opportunity for future growth as event sizes fully recover  GES US EXHIBITIONS   SAME-SHOW* REVENUE AND SQUARE FOOTAGE   VS. 2019 PRE-PANDEMIC OCCURRENCE  * The US same show metric compares tradeshows that occurred in the same city for both occurrences and represented between 30% and 50% of the total exhibition revenue during each of the last five quarters  GES’ revenue per net square foot of event space has improved vs. pre-pandemic

 18  FINANCIAL OUTLOOK

 19  FINANCIAL OUTLOOK – Full Year  19  $millions  FY’23 Guidance  FY’22 Actual  Pursuit:  Revenue  Adjusted EBITDA  Up ~10% to 15%  $85 to $95  $299.3  $67.9  Unchanged from prior guidance  Revenue growth driven by lifting of all COVID restrictions at the Canadian border, acceleration of new experiences, and ongoing focus on improving the guest experience  Margin improves as visitation increases, the performance of newer experiences improves, and pandemic-era cost pressures ease   GES:  Revenue  Adjusted EBITDA  Down low-single digits  $52 to $60  $828.0  $61.3  Raised vs. prior guidance  Revenue decline reflects negative show rotation (~$30) and sale of ON Services (~$50), largely offset by stronger demand for exhibition and event services and new Spiro wins  EBITDA range reflects lower revenue, full run rate SG&A for GES Exhibitions and select investments in talent and capabilities at Spiro to fuel growth in 2023 and beyond  Consolidated:  Revenue  Adjusted EBITDA  Cash from Operations  Capital Expenditures  Up low-single digits  $124 to $141  $70 to $80  $70 to $75  $1,127.3  $116.1  $73.4  $67.2  Revenue, Adjusted EBITDA and Cash from Operations all raised from prior guidance on improved outlook for GES  Cash from Operations also improved from prior guidance; range vs. prior year reflects higher EBITDA partially offset by higher interest and tax payments  Capital expenditures reduced from prior guidance on revised timing of select Refresh, Build, Buy growth projects; range includes growth capex of ~$35 at Pursuit primarily related to FlyOver Chicago and refresh projects at Pyramid Lake Resort

 20  FINANCIAL OUTLOOK – Q2  20  $millions  Q2’23 Guidance  Q2’22 Actual  Pursuit:  Revenue  Adjusted EBITDA  $89 to $93  $19 to $22  $77.6  $15.6  Growth driven by lifting of all COVID restrictions at the Canadian border, acceleration of new experiences, and ongoing focus on improving the guest experience  GES:  Revenue  Adjusted EBITDA  $200 to $220  $20 to $24  $241.6  $35.1  Revenue decline reflects sale of ON Services (~$16), shows that were postponed from Q1’22 into Q2’22 returning to their normal schedule this year ($~10), and some non-recurring business, partially offset by positive show rotation ($5 to $10)  EBITDA range reflects lower revenue at a strong margin  Consolidated:  Revenue  Adjusted EBITDA  Cash from Operations  Capital Expenditures  $289 to $313  $39 to $46  $15 to $20  $25 to $30  $319.2  $47.5  $26.1  $19.1  Lower revenue and Adjusted EBITDA reflect expected declines at GES, partially offset by continued growth at Pursuit  Cash from Operations range vs. prior year reflects lower EBITDA and higher interest payments  Capital expenditures range includes growth capex of ~$13 at Pursuit primarily related to FlyOver Chicago and refresh projects at Pyramid Lake Resort

 APPENDIX

 22  Q1 REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided forward−looking guidance for Adjusted EBITDA, a non−GAAP financial measure. We do not provide a reconciliation of the forward−looking guidance of Adjusted EBITDA, a non−GAAP financial measure, to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  23  Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.  Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.  Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.   Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.  Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.

 24  NON-GAAP FINANCIAL RECONCILIATION  Remeasurement of finance lease obligation attributable to Viad represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation that is attributed to Viad’s 51% interest in Sky Lagoon.

 25  Pursuit key performance metrics  25

 26  Cash Flow and Balance Sheet highlights  26  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.